                                                              EXHIBIT 4.3


                       (PROVINCE HEALTHCARE COMPANY LOGO)



       The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------

------------------------------------------


_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________,
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:


                              _______________________________________________
                              THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                      NOTICE: WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                              CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                              ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


     SIGNATURE(S) GUARANTEED: _______________________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                        THIS CERTIFICATE IS TRANSFERABLE
                       IN CHARLOTTE, NC AND NEW YORK, NY



                       (PROVINCE HEALTHCARE COMPANY LOGO)


          NUMBER                                                    SHARES

         PHC


                                                              CUSIP 743977 10 0
INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS


THIS CERTIFIES THAT





IS THE OWNER OF


             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

---------------------------------------------    PROVINCE HEALTHCARE COMPANY   -----------------------------------------------------

                                                       CERTIFICATE OF STOCK


The shares evidenced by this Certificate are transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and the amendments and restatements from time to time made hereto, copies of which are on file at the principal office of the Corporation. This
Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Howard T. Wall                                                                  /s/ Martin S. Rash


               SECRETARY                                                               CHAIRMAN AND CHIEF EXECUTIVE OFFICER


Countersigned and Registered:
                       WACHOVIA BANK, N.A. bmn
                        (Charlotte, N.C.)


By                                                                                     Transfer Agent
                                                                                        and Registrar



                                                                                    Authorized Signature


                                      [PROVINCE HEALTHCARE COMPANY SEAL]